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                                                                 EXECUTION COPY




                             STOCKHOLDERS AGREEMENT


                  THIS STOCKHOLDERS AGREEMENT is made as of March 20, 1998, by and between SF Holdings Group, Inc., a Delaware corporation (the "Company"), and Bear, Stearns & Co. Inc. (the "Initial Purchaser"), on behalf of the holders of the Securities (as defined below). The parties hereto (other than the Company) and any person who shall hereafter become a party to this Agreement (as defined below) are sometimes hereinafter referred to as a "Stockholder" or, collectively, as the "Stockholders."

                                    RECITALS

                  A. The Company, the stockholders of the Company set forth on
Schedule I hereto (the "Selling Stockholders") and the Initial Purchaser entered into a Purchase Agreement dated March 11, 1998 (the "Purchase Agreement") pursuant to which the Selling Stockholders have agreed to sell to the Initial Purchaser the Share Units (the "Units"), consisting of 3,000 shares of 13 3/4% Exchangeable Preferred Stock due 2009 (the "Preferred Stock") and 111,000 shares (the "Shares") of Class C Common Stock, par value $.001 per share (the "Class C Common Stock"), of the Company.

                  B. As a condition to the Purchase Agreement the Company agreed to grant to the Stockholders the rights contained in this Agreement.

                  C. The parties hereto also desire to give effect to the arrangements between them as to any future transfer of or dealing with the Shares of the Company as hereinafter provided.

                  In consideration of the mutual covenants, undertakings, agreements, representations and warranties hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:


                                   ARTICLE I.
                                  DEFINITIONS

As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated and include the plural as well as the singular:

                     Act. The Securities Act of 1933, as amended.

                     Agreement. This Stockholders Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof.

                     Blackout. As defined in Section 2.3(h).

                     Board. The Board of Directors of the Company.

                     Business Day. Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the City of New York, New York, are authorized or obligated by law to close.


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                     Commission. As defined in Section 2.1(a).

                     Common Stock. The Class A Common Stock, the Class B Common Stock, the Class C Common Stock or all of the Class A Common Stock, Class B Common Stock, and Class C Common Stock, as the context requires.

                     Company. As defined in the preamble to this Agreement.

                     Demand Registration. As defined in Section 2.2(a).

                     Effective Date. The time and date of the execution of this Agreement.

                     Equity Offering. An underwritten public offering of common stock (other than Disqualified Stock (as defined in the Indenture for the Senior Secured Discount Notes)) of the Company registered under the Act (other than a public offering registered on Form S-8 under the Securities Act).

                     Exchange Notes. The Company's 13 3/4% Subordinated Notes due 2009 to be issued, if at all, in exchange for the Preferred Stock.

                     Initiating Holder. As defined in Section 2.2(a).

                     New Notes. The Company's 13 3/4% Subordinated Notes due 2009 to be issued, if at all, in exchange for the Exchange Notes pursuant to the Registration Rights Agreement.

                     New Preferred Stock. The Company's 13 3/4% Exchangeable Preferred Stock due 2009 to be issued, if at all, in exchange for the Preferred Stock pursuant to the Registration Rights Agreement.

                     Person. An individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                     Piggyback Registrants. As defined in Section 2.1(b).

                     Piggyback Registration. As defined in Section 2.1(a).

                     Registrable Securities. The Shares (a) unless such Shares
(i) have been effectively registered under the Act and disposed of in accordance with the Registration Statement covering them or (ii) have been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Act and all restrictive legends required by the Act have been removed from the certificate representing such Shares; and (b) with respect to any Shares held by Stockholders other than Shares identified in clause (a), such Shares until such time as the Company has a class of securities registered under Section 12(b) or (g) of the Exchange Act and all of the Shares held by such Stockholder can be sold by it to the public without volume limitation pursuant to Rule 144 (or any similar provision then in force) under the Act or other restrictions on transfer, and the restrictive legends required by the Act have been removed from the certificates representing such Shares.

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                     Registration Rights Agreement. The Registration Rights
Agreement, dated as of March 20, 1998, by and between the Company and the Initial Purchaser.

                     Registration Statement. Any registration statement of the Company filed pursuant to the Act and which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus and any amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

                     Rights. Any outstanding subscriptions, options, warrants, rights, convertible securities or other agreements or commitments of any character obligating the Company to issue any securities.

                     Securities. The Units, the Preferred Stock, the New Preferred Stock, the Exchange Notes, the New Notes and the Shares.

                     Stockholder. As defined in the preamble to this Agreement.

                     Triggering Event. The occurrence of any of the following events: (i) the day immediately prior to a Change of Control, (ii) the 90th day (or such earlier date as determined by the Company in its sole discretion) following the initial Equity Offering of the Company or (iii) other than as a result of the initial Equity Offering of the Company, the day on which a class of common equity securities of the Company is listed on a national securities exchange or authorized for quotation on the Nasdaq National Market System or is otherwise subject to registration under the Exchange Act.


                                  ARTICLE II.
                              REGISTRATION RIGHTS


SECTION 2.1.      PIGGYBACK REGISTRATION RIGHTS.

                  (a) Right to Piggyback. Whenever the Company proposes to register any shares of Common Stock with the Securities and Exchange Commission (the "Commission") under the Act, for its own account or for the account of any of its security holders covering the sale of Common Stock (other than (a) a registration statement on Form S-4 or S-8 or (b) a registration statement filed in connection with an offer of securities solely to existing security holders or (c) a Demand Registration pursuant to Section 2.2 hereof), and the Registration Statement may be used for the Registrable Securities held by the Stockholders party to this Agreement (such registration a "Piggyback Registration"), the Company will give written notice to all such Stockholders, at least 20 Business Days prior to the anticipated filing date, of its intention to effect such a registration, which notice will specify the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and will, subject to subsection (b) below, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 Business Days after the effectiveness of the Company's notice. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which such request for registration has been received will be registered by the Company and offered to the public in a registration pursuant to this Section 2.1 on the same terms and conditions as those applicable to the registration of

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shares of Common Stock to be sold by the Company and by any other Stockholder selling under such Piggyback Registration. [A Piggyback Registration shall not apply to any Equity Offering that is the initial Equity Offering of the Company unless the securities of other selling security holders are to be included therein.] Each such Piggyback Registration shall comply with the procedures set forth in Section 2.3 hereof.

                  (b) Priority on Piggyback Registrations. If the managing underwriter or underwriters, if any, advise the holders of Registrable Securities (such holders, "Piggyback Registrants") wishing to participate in the Piggyback Registration in writing that in its or their reasonable opinion or, in the case of a Piggyback Registration not being underwritten, the Company shall reasonably determine (and notify the Piggyback Registrants of such determination) after consultation with an investment banker of nationally recognized standing, that the number or kind of securities proposed to be sold in such registration (including Registrable Securities to be included pursuant to subsection (a) above) will adversely affect the success of such offering, the Company will include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters, or the Company, as the case may be, can be sold as follows: (i) first, the shares the Company proposes to sell, and any shares of Common Stock that any person has the right to sell in the offering pursuant to any agreement in effect on the date of this Agreement other than this Agreement, and (ii) second, the Registrable Securities requested to be included in such registration by the Piggyback Registrants. To the extent that the privilege of including Registrable Securities in any Piggyback Registration must be allocated among the Piggyback Registrants, the allocation shall be made pro rata among them based on the number of Registrable Securities that each such participant shall have requested to include therein.

                  (c) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing.

                  (d) Fees and Expenses. The Company shall pay all of the expenses of each Registration, except that each Piggyback Registrant shall pay all fees and expenses of their respective counsel and the underwriting discounts and fees and transfer taxes applicable to their respective securities included in such Registration.

SECTION 2.2.      DEMAND REGISTRATION.

                  (a) Eligibility. After the earlier to occur of March 15, 2002 or the occurrence of a Triggering Event, the Stockholders of one-quarter or more of the Shares (the "Initiating Holder") shall be entitled to make a written request to the Company (specifying that it is being made pursuant to this Section 2.2) that the Company file a Registration Statement under the Act (or a similar document pursuant to any other statute then in effect corresponding to the Act) covering the registration of all or any portion of the Registrable Securities held by such Initiating Holder (a "Demand Registration"). In such event, the Company shall use its best efforts to cause to be registered under the Act all Registrable Securities that the Initiating Holder has requested be registered.

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                  (b) Right to Join.

                           (i) Notice. Whenever an Initiating Holder exercises a Demand Registration pursuant to Section 2.2(a) hereof and the Registration Statement associated with such Demand Registration may be used for the Registrable Securities held by the other Stockholders party to this Agreement, the Company, on behalf of the Initiating Holder, shall give written notice to such Stockholders, at least 20 Business Days prior to the anticipated filing date, of the intention to effect such a registration, which notice will specify the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and will, subject to subsection
         (b) below, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 Business Days after the effectiveness of the Initiating Holder's notice. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which such request for registration has been received will be registered by the Company and offered to the public in a registration pursuant to this
         Section 2.2 on the terms and conditions at least as favorable as those applicable to the registration of shares of Registrable Securities to be sold by the Initiating Holder.

                           (ii) Priority. If the managing underwriter or underwriters, if any, advise the holders of Registrable Securities wishing to participate in the Demand Registration (such holders, "Demand Registrants") in writing that in its or their reasonable opinion or, in the case of a Demand Registration not being underwritten, the Company shall reasonably determine (and notify the Demand Registrants of such determination) after consultation with an investment banker of nationally recognized standing, that the number or kind of securities proposed to be sold in such registration will adversely affect the success (including, without limitation, an impact on the selling price or the number of shares that the Initiating Holder may sell) of the offering of the shares the Initiating Holder proposes to sell, the Company will include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters, or the Company, as the case may be, can be sold as follows: (A) first, the shares the Initiating Holder proposes to sell and the Registrable Securities requested to be included in such registration by the other Demand Registrants, (B) second, any Registrable Securities requested to be included in such registration by the Company and (C) third, any shares of Common Stock that any person has the right to sell in the offering pursuant to any agreement other than this Agreement. To the extent that the privilege of including Registrable Securities in any Piggyback Registration must be allocated among the Demand Registrants and the Initiating Holder, the allocation shall be made pro rata among them based on the number of Registrable Securities that each such participant shall have requested to include therein.

                  (c) Underwritten Offering. If the Initiating Holder intends to distribute the Registrable Securities included in its request by means of an underwritten offering, it shall so advise the Company as a part of its request pursuant to Section 2.2(a) above. In such event, the Initiating Holder and the Company shall enter into an underwriting agreement in customary form with the underwriter or underwriters thereof. Such underwriter or underwriters shall be selected by the Initiating Holder and shall be approved by the Company, which approval shall not be unreasonably withheld.

                  (d) Company Election to Effect Primary Registration. Notwithstanding anything to the contrary contained herein, at any time any Initiating Holder shall request a Demand Registration pursuant to this Section 2.2, the Company may elect at that time to effect an underwritten primary registration if the

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Board believes that such primary registration would be in the best interests of the Company. Promptly after receiving a written request for a Demand Registration, the Company shall notify the members of its Board (and the Board shall consider the issue as soon as practicable after receiving such request), and the Company shall meet with the managing underwriters, if any, and shall decide whether or not to effect an underwritten primary registration on behalf of the Company. If the Company elects to effect an underwritten primary registration after receiving a request for a Demand Registration, the Company shall give prompt written notice (and in any event within 30 Business Days after receiving a written request for a Demand Registration) to all Stockholders holding Registrable Securities of its intention to effect such an underwritten primary registration and shall afford such Stockholders rights to Piggyback Registrations contained in Section 2.1; provided, however, that the Company may not make such an election with respect to two consecutive Demand Registration requests, unless the Company has included or includes in at least one of such primary registrations all of the Registrable Securities requested to be included therein by the Stockholders. In the event that the Company so elects to effect an underwritten primary registration after receiving a request for a Demand Registration, (i) such registration shall not count as a Demand Registration for purposes of this Section 2.2 and (ii) the Company shall have the sole discretion to designate the managing underwriter or underwriters to be used in connection with such registration.

                  (e) Number of Demands; Expenses. The Stockholders shall be entitled to one Demand Registration and the Company shall be obligated to pay all of the expenses associated with such Demand Registration. Notwithstanding the foregoing the Stockholders shall pay all fees and expenses of such Stockholders' counsel and the underwriting discounts and fees and transfer taxes applicable to the securities of the Initiating Holder included in such registration. A registration shall not be deemed a Demand Registration pursuant to this Section 2.2 unless the registration statement filed with respect thereto includes at least 66 2/3 % of the securities requested to be included therein by the Initiating Holder and the Demand Registrants and such Registration Statement is declared effective under the Act. Each of the Initiating Holder and the Demand Registrants has the right to include, in any of its Demand Registrations pursuant to this Section 2.2, Shares of any Person to whom it has transferred Shares, up to the number of shares which the Initiating Holder transferred to such Person, less the number of shares that have been subsequently transferred by such Person.

                  (f) Compliance with Procedures. Demand Registration made pursuant to this Section 2.2 shall comply with the procedures set forth in
Section 2.3 hereof.

SECTION 2.3.      REGISTRATION PROCEDURE.

                  (a) With respect to any Piggyback Registration and any Demand Registration, the Company will as expeditiously as practicable:

                           (i) prepare and file with the Commission a Registration Statement and use its reasonable efforts to cause such Registration Statement to become effective, and in the case of a Demand Registration pursuant to Section 2.2 within 120 days of such Demand Registration;

                           (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the shorter of (i) 180 days and (ii) such period of time as all of the Shares included in such Registration Statement shall have been sold thereunder, in accordance with the plan(s) of distribution described therein; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the

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         Act; and comply with the provisions of the Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or in the prospectus, as supplemented;

                           (iii) furnish to any Piggyback Registrants or Demand Registrants, as the case may be, and the underwriter or underwriters, if any, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, upon request, as soon as such documents become available to the Company, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such person or underwriter may reasonably request in order to facilitate the disposition of the securities being sold by such person;

                           (iv) notify Piggyback Registrants or Demand
         Registrants, as the case may be, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and the Company will, as promptly as practicable thereafter prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                           (v) enter into customary agreements (including an underwriting agreement in customary form in the case of an underwritten offering), make such representation and warranties to the sellers and underwriter as in form and substance and scope are customarily made by issuers to underwriters in underwritten offerings and take such other actions as the holders of a majority of the securities or the managing underwriter or agent, if any, reasonably require in order to expedite or facilitate the disposition of such securities;

                           (vi) use its reasonable efforts to obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the securities being sold or the managing underwriter reasonably request;

                           (vii) use its reasonable efforts to obtain an opinion or opinions from counsel for the Company in customary form and reasonably satisfactory to such holders, underwriters or agents and their counsel;

                           (viii) make generally available to its security holders earnings statements, which need not be audited, satisfying the provisions of Section 11(a) of the Act no later than 90 Business Days after the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which earnings statements shall cover said 12-month period; and

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                           (ix) on or prior to the date on which the
         Registration Statement is declared effective, use its reasonable efforts to register or qualify, and cooperate with Piggyback Registrants or Demand Registrants, as the case may be, the managing underwriter or underwriters or agent, if any, and their counsel, the securities covered by the Registration Statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such person or underwriter reasonably requests in writing, use its reasonable efforts to keep each registration or qualification effective, including through new filings, or amendments or renewals, during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in all such jurisdictions of the securities covered by the applicable Registration Statement provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in and such jurisdiction.

                  (b) It shall be a condition precedent to the Company's obligation to register Registrable Securities pursuant to the provisions hereof that Piggyback Registrants or Demand Registrants, as the case may be, shall provide promptly to the Company such information as the Company may reasonably request at any time and from time to time upon reasonable prior notice to enable the Company to comply with any applicable law or regulation or to facilitate the preparation of the Registration Statement.

                  (c) The Company shall indemnify and hold harmless each Piggyback Registrant or Demand Registrant, as the case may be, and any underwriter (as defined in the Act) of any Piggyback Registrant's or Demand Registrant's securities and each person, if any, who controls such Piggyback Registrant or Demand Registrant, as the case may be, or such underwriter within the meaning of the Act (but only if such Piggyback Registrant or such underwriter agrees to indemnify the persons mentioned in Section 2.1(d) in the manner set forth in Section 2.1(d)) from and against, and will reimburse each Piggyback Registrant or Demand Registrant, as the case may be, and each such underwriter and controlling person with respect to, any and all claims, losses, damages, liabilities, costs and expenses, insofar as such claims, losses, damages, liabilities, costs and expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability, cost, or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Piggyback Registrant or Demand Registrant, as the case may be, such underwriter, or such controlling person in writing specifically for inclusion therein.

                  (d) In the event that any Piggyback Registrant's securities or Demand Registrant's securities, as the case may be, are included in a Registration Statement, such Piggyback Registrant or Demand Registrant shall indemnify and hold harmless the Company, its directors, officers who have signed such Registration Statement, and each person, if any, who controls the Company within the meaning of the Act from and against, and will reimburse the Company and each such director, officer and controlling person with respect to, any and all claims, losses, damages, liabilities, costs, and expenses to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such claim, losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any

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prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in conformity with written information furnished by such Piggyback Registrant for inclusion therein provided, however that no Piggyback Registrant or Demand Registrant, as the case may be, shall be required to pay an amount greater than the net cash proceeds received by such Piggyback Registrant or Demand Registrant, as the case may be, with respect to the sale of any Registrable Securities of such Piggyback Registrant or Demand Registrant, as the case may be.

                  (e) Promptly after receipt by an indemnified party, pursuant to the provisions of Section 2.1(d) or 2.1(e) hereof, of notice of the commencement of any action, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Sections 2.1(d) or 2.1(e), notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnifying party otherwise than hereunder. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, at the sole expense of the indemnifying party, with counsel reasonably satisfactory to such indemnified party, and after notice of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party, pursuant to the provisions of said Sections 2.1(d) or 2.1(e), for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation.

                  (f) If for any reason the indemnification provided for in
Section 2.1(d) or 2.1(e) is unavailable to an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided, however, that no Piggyback Registrant or Demand Registrant, as the case may be, shall be required to contribute an amount greater than the net proceeds received by such Piggyback Registrant or Demand Registrant, as the case may be, with respect to the sale of any Registrable Securities of such Piggyback Registrant or Demand Registrant, as the case may be. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation.

                  (g) No Piggyback Registrant or Demand Registrant, as the case may be, may participate in any underwritten registration hereunder unless such Piggyback Registrant or Demand Registrant, as the case may be, (a) agrees to sell its securities included therein on the basis provided in any underwriting arrangements approved by the persons or entities entitled to approve such arrangements and (b) accurately completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

                  (h) Notwithstanding anything in this Agreement to the contrary, the Company may postpone the filing period, suspend the effectiveness of any registration statement, suspend the use of any prospectus and shall not be required to amend or supplement the registration statement, any related prospectus or any document incorporated therein by reference (other than an effective registration statement being used for an underwritten offering) in the event that, and for a period (a "Black Out Period") not to

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exceed an aggregate of 45 days with respect to a Demand Registration, (i) an event or circumstance occurs and is continuing as a result of which the Registration Statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)
(A) the Company determines in its good faith judgment that the disclosure of such an event at such time would have a material adverse effect on the business, operations or prospects of the Company or (B) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed; provided further, that the Effectiveness Period shall be extended by the number of days in any Black Out Period.


                                  ARTICLE III.
                                 MISCELLANEOUS

SECTION 3.1. ASSIGNMENT. Except as specifically provided in this Agreement, the Company may not assign or transfer its rights, benefits, duties, burdens, or obligations under this Agreement without the consent of all the parties hereto. If there is an assignment or transfer of any rights, benefits, duties, burdens or obligations under this Agreement, then such transferee or assignee shall agree in writing to accept, assume and be bound by all of the provisions of this Agreement to the same extent as its assignor or transferor.

SECTION 3.2. SEPARABILITY OF PROVISIONS. Should any Section or any part of a Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement.

SECTION 3.3. NOTICES. All notices, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given (i) if delivered in person, upon delivery thereof, or (ii) if mailed, certified first class mail, postage pre-paid, with return receipt requested, on the fifth day after the mailing, or (iii) if sent by telex or facsimile transmission, with a copy mailed on the same day in the same manner provided in (ii) above, when transmitted and receipt is confirmed by telephone or telex or facsimile response, or (iv) if otherwise actually delivered, when delivered:

                  (a)      If to the Company, to:

                           SF Holdings Group, Inc.
                           115 Stevens Avenue
                           Valhalla, New York 10595; and

                  (b) If to any Demand Registrant or Piggyback Registrant, to the address set forth on the records of the Transfer Agent for the Shares, with a copy to the Transfer Agent.

at such other address as any addressee may request in writing by notice to all other addresses.

SECTION 3.4. ENTIRE AGREEMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, permitted assigns and successors.

SECTION 3.5. THIRD PARTY BENEFICIARIES. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement (except that without the need for an express assignment subsequent Stockholders, to the extent such successor or assign acquired Registrable Securities from a Stockholder, this Agreement shall inure to the benefit of and be binding upon such Person).

SECTION 3.6. CONSTRUCTION. In this Agreement, headings are for convenience only and shall not affect interpretation, and except to the extent that the context otherwise requires: references to any legislation or to any provision of any legislation include any modification or re-enactment of, or any legislative provision substituted for, and all statutory instruments issued under, such legislation or such provision; words denoting the singular include the plural and vice versa; words denoting individuals include corporations and other Persons and vice versa; words denoting any gender include all genders; references to any document, agreement or other instrument (including this Agreement) include references to such document, agreement or other instrument as amended, novated, supplemented or replaced from time to time; references to clauses, sub-clauses, Sections, sub-sections, Schedules and Exhibits are to clauses, sub-clauses, Sections, sub-sections, Schedules and Exhibits of this Agreement; "or" is not exclusive; "$", and all other references to dollar amounts, are in U. S. currency; references to any party to this Agreement or any other document, agreement or other instrument includes its successors or permitted assigns; and "writing" and cognate expressions include all means of reproducing words in a tangible and permanently visible form.

SECTION 3.7. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures of each such counterpart were upon the same instrument.

SECTION 3.8. GOVERNING LAW. This Agreement shall be construed in accordance with and be governed by the laws of the State of New York applicable to contracts made within, and to be performed within, such state, excluding choice of law principles of such state that would require the application of the laws of a jurisdiction other than such state.

SECTION 3.9. AMENDMENTS AND WAIVERS. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of all of the parties hereto provided, however, that no such amendment or waiver shall extend to or affect any obligation not expressly waived or impair any right consequent therein. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy nor constitute any course of dealing or performance hereunder.

SECTION 3.10. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Stockholders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person excluding the registration rights granted to the Sweetheart Stockholders. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

SECTION 3.11. ISSUANCE OF CERTIFICATED SECURITIES. Each of the Securities will be issued in global form (the "Global Securities"), registered in the name of Cede & Co., as nominee of the Depository Trust Company, having an aggregate amount or liquidation preference, as applicable, corresponding to the aggregate amount or liquidation preference, as applicable, on the date of issuance. Any holder of a beneficial interest in a Global Security may, upon request, exchange such beneficial interest for a Security in certificated form (a "Certificated Security").

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                     SF HOLDINGS GROUP, INC.


                                     By: /s/ Hans Heinsen
                                        ---------------------------------
                                        Name:  Hans Heinsen
                                        Title: Chief Financial Officer




BEAR, STEARNS & CO. INC.


By: /s/ James C. Diao
   ---------------------------------
    Name:  James C. Diao
    Title: Managing Director

                                   SCHEDULE I

American Industrial Partners Capital Fund, L.P.
Mellon Bank, N.A., as Trustee for First Plaza Group Trust
Leewsay & Co.
Donald W. Davis
Robert J. Klein
Thomas H. Barrett
Kenneth A. Pereira
Lawrence W. Ward, Jr.
William F. McLaughlin